================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                NOVEMBER 24, 2004
         --------------------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                   PCTEL, INC.
         --------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



           DELAWARE                              000-27115                             77-0364943
------------------------------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION OF           (COMMISSION FILE NUMBER)                   (IRS EMPLOYER
        INCORPORATION)                                                           IDENTIFICATION NUMBER)



                         8725 W. HIGGINS ROAD, SUITE 400
                             CHICAGO, ILLINOIS 60631
               --------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (773) 243-3000
               --------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

         The following information is intended to be furnished under Item 7.01 of Form 8-K, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On November 24, 2004, PCTEL, Inc. issued two press releases, one of which announced that PCTEL, Inc. and 3Com Corporation have settled an intellectual property dispute pertaining to modem technology patents, and the other of which clarified a one-time positive earnings adjustment for PCTEL, Inc. associated with the resolution of the dispute. The full text of the press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         The following exhibits are furnished herewith:

         99.1 Press Release, dated November 24, 2004, of PCTEL, Inc. and 3Com Corporation announcing that the two companies have settled an intellectual property dispute pertaining to modem technology patents

         99.2 Press Release, dated November 24, 2004, of PCTEL, Inc. clarifying a one-time positive earnings adjustment for PCTEL, Inc. associated with the resolution of its intellectual property dispute with 3Com Corporation

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2004

                                         PCTEL, INC.


                                         By: /s/  John W. Schoen
                                            ------------------------------------
                                              John W. Schoen,
                                              Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number   Description
------   -----------

99.1     Press Release, dated November 24, 2004, of PCTEL, Inc. and 3Com
         Corporation announcing that the two companies have settled an intellectual property dispute pertaining to modem technology patents

99.2 Press Release, dated November 24, 2004, of PCTEL, Inc. clarifying a one-time positive earnings adjustment for PCTEL, Inc. associated with the resolution of its intellectual property dispute with 3Com
         Corporation